UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2012

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Effective April 17, 2012, a wholly owned subsidiary of Evolution Petroleum Corporation (the “Company”) entered into definitive agreements with Orion Exploration Partners, LLC (“Orion”) to acquire and develop an undivided 45% interest in oil and gas leases, associated surface rights, and related assets located in the Mississippian Lime formation aggregating 11,700 acres in 38 sections in Kay County, Oklahoma.  The Company has agreed to contribute cash and a drilling carry to earn its 45% non-operating interest.  Orion is contributing the leases, its portion of the drilling capital, its operating expertise in the area and the Mississippian Lime play.

Not including any future leases acquired through forced pooling or other additions, the Company’s initial interests are estimated to have up to 25 to 33 net potential drilling locations, subject to ultimate spacing per horizontal well. The Company estimates drilling, completion and fracturing costs could be approximately $3 million per well, including water disposal facilities. Field operations are expected to commence in May with the drilling of a water disposal well, followed by the scheduled drilling of two producer wells. The agreements commit the parties to drill between six and fourteen wells over the next twelve months.

The material agreements concerning the above transaction are attached hereto as Exhibit 10.1 and Exhibit 10.2, and the foregoing summary is qualified in its entirety by such agreements.

Item 9.01.      Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1†	Lease Acquisition Agreement dated April 17, 2012 between Evolution Petroleum OK, Inc., and Orion Exploration Partners, LLC.
10.2†	Participation and AMI Agreement dated April 17, 2012 between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc.

† Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Current Report on Form 8-K and submitted separately to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation
(Registrant)

Dated: April 23, 2012	By:	/s/Sterling H. McDonald
	Name:	Sterling H. McDonald
	Title:	Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1†	Lease Acquisition Agreement dated April 17, 2012 between Evolution Petroleum OK, Inc., and Orion Exploration Partners, LLC.
10.2†	Participation and AMI Agreement dated April 17, 2012 between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc.

† Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Current Report on Form 8-K and submitted separately to the Securities and Exchange Commission.

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